                                 EXHIBIT 10.16

                                      NOTE

US $16,012.50                                                     April 15, 1997

      Subject to the terms and conditions of this Note (this "Note"), Robin A. Brumwell ("Borrower"), for value received, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to the order of Metallurg, Inc., a Delaware corporation, or its successors or assigns ("MI"), in lawful money of the United States of America in immediately available funds, the principal sum of Sixteen Thousand Twelve Dollars and Fifty Cents ($16,012.50) payable together with accrued interest thereon on the business day prior to the third anniversary of the date hereof (the "Maturity Date").

      1. Interest. From the date hereof through the Maturity Date and until the
Note is paid in full, this Note shall accrue interest on the unpaid principal amount of this Note at a rate equal to 5.91% per annum compounded annually. All interest shall be calculated on the basis of a three hundred sixty five or six (365/6) day year and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable and shall be payable in cash.

      2. Events of Default. This Note and all accrued and unpaid interest hereon shall become immediately due and payable if any one or more of the following events, hereinafter called "Events of Default," shall occur and be continuing:

      (a) there is a default in the payment of the principal of, or interest on, this Note when the same becomes due and payable, at maturity or otherwise;

      (b) Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its assets, (ii) make a general assignment for the benefit of creditors, (iv) file a voluntary petition in bankruptcy or
(v) be adjudicated a bankrupt or insolvent, or (y) an order for relief under any relevant bankruptcy code shall have been entered in respect of Borrower; or

      (c) without the application, approval or consent of Borrower, a case or proceeding shall be instituted, in any court of competent jurisdiction, seeking in respect of Borrower reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower or of all or a substantial part of the assets of Borrower, the issuance or levying of any writ, judgment, warrant of attachment, execution or similar process against all or a substantial part of the assets or business of Borrower; and, the same shall continue undismissed, or unstayed and in effect, for any period of sixty (60) consecutive days.

      If there shall occur and be continuing an Event of Default, MI may, by notice to Borrower, declare the principal under this Note and all interest thereon payable, whereupon all principal under this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of the Event of Default specified in subparagraph (b) or (c) above, the principal under this Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, MI may exercise any remedies provided by applicable law.

      3. Prepayment. Borrower may prepay, without premium or penalty, all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest to such date of prepayment on such amount so prepaid.

      4. Waiver. No failure or delay on the part of MI or any holder in exercising any right, power or privilege hereunder and no course of dealing between Borrower, MI or any holder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a holder would otherwise have.

      5. Amendment. This Note may not be amended except by an agreement in writing signed by Borrower and MI or the holder hereof.

      6. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

      If to MI, to:

            Metallurg, Inc.
            6 East 43rd Street
            New York, New York 10017
            U.S.A.
            Attention: Barry C. Nuss

            If to Borrower, to:

            Robin A. Brumwell
            19 Spriteview Avenue
            Westport, CT 06880

      7. Submission to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City, and the undersigned hereby irrevocably agrees that any action may be heard and determined in such New York State court or in such federal court. Borrower hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provision set forth in Section 6. Borrower may also be served in any other manner permitted by law, in which event Borrower's time to respond shall be the time provided by law.

      8. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

      IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed as of the date first above written.


                              By: /s/ Robin A. Brumwell
                                  ---------------------------------
                                  Robin A. Brumwell

                                      NOTE

US $29,737.50                                                     April 15, 1997

      Subject to the terms and conditions of this Note (this "Note"), Barry C. Nuss ("Borrower"), for value received, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to the order of Metallurg, Inc., a Delaware corporation, or its successors or assigns ("MI"), in lawful money of the United States of America in immediately available funds, the principal sum of Twenty Nine Thousand Seven Hundred Thirty Seven Dollars and Fifty Cents ($29,737.50) payable together with accrued interest thereon on the business day prior to the third anniversary of the date hereof (the "Maturity Date").

      1. Interest. From the date hereof through the Maturity Date and until the
Note is paid in full, this Note shall accrue interest on the unpaid principal amount of this Note at a rate equal to 5.91% per annum compounded annually. All interest shall be calculated on the basis of a three hundred sixty five or six (365/6) day year and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable and shall be payable in cash.

      2. Events of Default. This Note and all accrued and unpaid interest hereon shall become immediately due and payable if any one or more of the following events, hereinafter called "Events of Default," shall occur and be continuing:

      (a) there is a default in the payment of the principal of, or interest on, this Note when the same becomes due and payable, at maturity or otherwise;

      (b) Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its assets, (ii) make a general assignment for the benefit of creditors, (iv) file a voluntary petition in bankruptcy or
(v) be adjudicated a bankrupt or insolvent, or (y) an order for relief under any relevant bankruptcy code shall have been entered in respect of Borrower; or

      (c) without the application, approval or consent of Borrower, a case or proceeding shall be instituted, in any court of competent jurisdiction, seeking in respect of Borrower reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower or of all or a substantial part of the assets of Borrower, the issuance or levying of any writ, judgment, warrant of attachment, execution or similar process against all or a substantial part of the assets or business of Borrower; and, the same shall continue undismissed, or unstayed and in effect, for any period of sixty (60) consecutive days.

      If there shall occur and be continuing an Event of Default, MI may, by notice to Borrower, declare the principal under this Note and all interest thereon payable, whereupon all principal under this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of the Event of Default specified in subparagraph (b) or (c) above, the principal under this Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, MI may exercise any remedies provided by applicable law.

      3. Prepayment. Borrower may prepay, without premium or penalty, all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest to such date of prepayment on such amount so prepaid.

      4. Waiver. No failure or delay on the part of MI or any holder in exercising any right, power or privilege hereunder and no course of dealing between Borrower, MI or any holder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a holder would otherwise have.

      5. Amendment. This Note may not be amended except by an agreement in writing signed by Borrower and MI or the holder hereof.

      6. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

      If to MI, to:

            Metallurg, Inc.
            6 East 43rd Street
            New York, New York 10017
            U.S.A.
            Attention: Barry C. Nuss

            If to Borrower, to:

            Barry C. Nuss
            9 Norman Place
            Tenafly, New Jersey 07670

      7. Submission to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City, and the undersigned hereby irrevocably agrees that any action may be heard and determined in such New York State court or in such federal court. Borrower hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provision set forth in Section 6. Borrower may also be served in any other manner permitted by law, in which event Borrower's time to respond shall be the time provided by law.

      8. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

      IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed as of the date first above written.


                                     By: /s/ Barry C. Nuss
                                         -------------------------------
                                         Barry C. Nuss

                                      NOTE

US $22,875.00                                                     April 15, 1997

      Subject to the terms and conditions of this Note (this "Note"), J. Richard Budd ("Borrower"), for value received, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to the order of Metallurg, Inc., a Delaware corporation, or its successors or assigns ("MI"), in lawful money of the United States of America in immediately available funds, the principal sum of Twenty Two Thousand Eight Hundred Seventy Five Dollars ($22,875.00) payable together with accrued interest thereon on the business day prior to the third anniversary of the date hereof (the "Maturity Date").

      1. Interest. From the date hereof through the Maturity Date and until the
Note is paid in full, this Note shall accrue interest on the unpaid principal amount of this Note at a rate equal to 5.91% per annum compounded annually. All interest shall be calculated on the basis of a three hundred sixty five or six (365/6) day year and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable and shall be payable in cash.

      2. Events of Default. This Note and all accrued and unpaid interest hereon shall become immediately due and payable if any one or more of the following events, hereinafter called "Events of Default," shall occur and be continuing:

      (a) there is a default in the payment of the principal of, or interest on, this Note when the same becomes due and payable, at maturity or otherwise;

      (b) Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its assets, (ii) make a general assignment for the benefit of creditors, (iv) file a voluntary petition in bankruptcy or
(v) be adjudicated a bankrupt or insolvent, or (y) an order for relief under any relevant bankruptcy code shall have been entered in respect of Borrower; or

      (c) without the application, approval or consent of Borrower, a case or proceeding shall be instituted, in any court of competent jurisdiction, seeking in respect of Borrower reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower or of all or a substantial part of the assets of Borrower, the issuance or levying of any writ, judgment, warrant of attachment, execution or similar process against all or a substantial part of the assets or business of Borrower; and, the same shall continue undismissed, or unstayed and in effect, for any period of sixty (60) consecutive days.

      If there shall occur and be continuing an Event of Default, MI may, by notice to Borrower, declare the principal under this Note and all interest thereon payable, whereupon all principal under this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of the Event of Default specified in subparagraph (b) or (c) above, the principal under this Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, MI may exercise any remedies provided by applicable law.

      3. Prepayment. Borrower may prepay, without premium or penalty, all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest to such date of prepayment on such amount so prepaid.

      4. Waiver. No failure or delay on the part of MI or any holder in exercising any right, power or privilege hereunder and no course of dealing between Borrower, MI or any holder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a holder would otherwise have.

      5. Amendment. This Note may not be amended except by an agreement in writing signed by Borrower and MI or the holder hereof.

      6. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

      If to MI, to:

            Metallurg, Inc.
            6 East 43rd Street
            New York, New York 10017
            U.S.A.
            Attention: Barry C. Nuss

            If to Borrower, to:

            J. Richard Budd
            332 National Court
            North Hills, NY  11576

      7. Submission to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City, and the undersigned hereby irrevocably agrees that any action may be heard and determined in such New York State court or in such federal court. Borrower hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provision set forth in Section 6. Borrower may also be served in any other manner permitted by law, in which event Borrower's time to respond shall be the time provided by law.

      8. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

      IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed as of the date first above written.

                                    By: /s/ J. Richard Budd
                                        --------------------------
                                        J. Richard Budd

                                      NOTE

US $25,162.50                                                     April 15, 1997

      Subject to the terms and conditions of this Note (this "Note"), Michael A. Banks ("Borrower"), for value received, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to the order of Metallurg, Inc., a Delaware corporation, or its successors or assigns ("MI"), in lawful money of the United States of America in immediately available funds, the principal sum of Twenty Five Thousand One Hundred Sixty Two Dollars and Fifty Cents ($25,162.50) payable together with accrued interest thereon on the business day prior to the third anniversary of the date hereof (the "Maturity Date").

      1. Interest. From the date hereof through the Maturity Date and until the
Note is paid in full, this Note shall accrue interest on the unpaid principal amount of this Note at a rate equal to 5.91% per annum compounded annually. All interest shall be calculated on the basis of a three hundred sixty five or six (365/6) day year and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable and shall be payable in cash.

      2. Events of Default. This Note and all accrued and unpaid interest hereon shall become immediately due and payable if any one or more of the following events, hereinafter called "Events of Default," shall occur and be continuing:

      (a) there is a default in the payment of the principal of, or interest on, this Note when the same becomes due and payable, at maturity or otherwise;

      (b) Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its assets, (ii) make a general assignment for the benefit of creditors, (iv) file a voluntary petition in bankruptcy or
(v) be adjudicated a bankrupt or insolvent, or (y) an order for relief under any relevant bankruptcy code shall have been entered in respect of Borrower; or

      (c) without the application, approval or consent of Borrower, a case or proceeding shall be instituted, in any court of competent jurisdiction, seeking in respect of Borrower reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower or of all or a substantial part of the assets of Borrower, the issuance or levying of any writ, judgment, warrant of attachment, execution or similar process against all or a substantial part of the assets or business of Borrower; and, the same shall continue undismissed, or unstayed and in effect, for any period of sixty (60) consecutive days.

      If there shall occur and be continuing an Event of Default, MI may, by notice to Borrower, declare the principal under this Note and all interest thereon payable, whereupon all principal under this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of the Event of Default specified in subparagraph (b) or (c) above, the principal under this Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, MI may exercise any remedies provided by applicable law.

      3. Prepayment. Borrower may prepay, without premium or penalty, all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest to such date of prepayment on such amount so prepaid.

      4. Waiver. No failure or delay on the part of MI or any holder in exercising any right, power or privilege hereunder and no course of dealing between Borrower, MI or any holder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a holder would otherwise have.

      5. Amendment. This Note may not be amended except by an agreement in writing signed by Borrower and MI or the holder hereof. 6. Notice. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

      If to MI, to:

            Metallurg, Inc.
            6 East 43rd Street
            New York, New York 10017
            U.S.A.
            Attention: Barry C. Nuss

            If to Borrower, to:

            Michael A. Banks
            232 Bryam Lake Road
            Mount Kisco, NY  10549

      7. Submission to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City, and the undersigned hereby irrevocably agrees that any action may be heard and determined in such New York State court or in such federal court. Borrower hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provision set forth in Section 6. Borrower may also be served in any other manner permitted by law, in which event Borrower's time to respond shall be the time provided by law.

      8. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

      IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed as of the date first above written.


                                   By: /s/ Michael A. Banks
                                       -------------------------
                                       Michael A. Banks

                                      NOTE

US $26,997.08                                                     April 15, 1998

      Subject to the terms and conditions of this Note (this "Note"), Robin A. Brumwell ("Borrower"), for value received, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to the order of Metallurg, Inc., a Delaware corporation, or its successors or assigns ("MI"), in lawful money of the United States of America in immediately available funds, the principal sum of Twenty Six Thousand Nine Hundred Ninety Seven Dollars and eight cents ($26,997.08) payable together with accrued interest thereon on April 14, 2001 (the "Maturity Date").

      1. Interest. From the date hereof through the Maturity Date and until the
Note is paid in full, this Note shall accrue interest on the unpaid principal amount of this Note at a rate equal to 5.7% per annum compounded annually. All interest shall be calculated on the basis of a three hundred sixty five or six (365/6) day year and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable and shall be payable in cash.

      2. Events of Default. This Note and all accrued and unpaid interest hereon shall become immediately due and payable if any one or more of the following events, hereinafter called "Events of Default," shall occur and be continuing:

      (a) there is a default in the payment of the principal of, or interest on, this Note when the same becomes due and payable, at maturity or otherwise;

      (b) Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its assets, (ii) make a general assignment for the benefit of creditors, (iv) file a voluntary petition in bankruptcy or
(v) be adjudicated a bankrupt or insolvent, or (y) an order for relief under any relevant bankruptcy code shall have been entered in respect of Borrower; or

      (c) without the application, approval or consent of Borrower, a case or proceeding shall be instituted, in any court of competent jurisdiction, seeking in respect of Borrower reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower or of all or a substantial part of the assets of Borrower, the issuance or levying of any writ, judgment, warrant of attachment, execution or similar process against all or a substantial part of the assets or business of Borrower; and, the same shall continue undismissed, or unstayed and in effect, for any period of sixty (60) consecutive days.

      If there shall occur and be continuing an Event of Default, MI may, by notice to Borrower, declare the principal under this Note and all interest thereon payable, whereupon all principal under this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of the Event of Default specified in subparagraph (b) or (c) above, the principal under this Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, MI may exercise any remedies provided by applicable law.

      3. Prepayment. Borrower may prepay, without premium or penalty, all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest to such date of prepayment on such amount so prepaid.

      4. Waiver. No failure or delay on the part of MI or any holder in exercising any right, power or privilege hereunder and no course of dealing between Borrower, MI or any holder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a holder would otherwise have.

      5. Amendment. This Note may not be amended except by an agreement in writing signed by Borrower and MI or the holder hereof.

      6. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

            If to MI, to:

                  Metallurg, Inc.
                  6 East 43rd Street
                  New York, New York 10017
                  U.S.A.
                  Attention: Barry C. Nuss

                  If to Borrower, to:

                  Robin A. Brumwell
                  19 Spriteview Avenue
                  Westport, CT 06880

      7. Submission to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City, and the undersigned hereby irrevocably agrees that any action may be heard and determined in such New York State court or in such federal court. Borrower hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provision set forth in Section 6. Borrower may also be served in any other manner permitted by law, in which event Borrower's time to respond shall be the time provided by law.

      8. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

      IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed as of the date first above written.


                                          /s/ Robin A. Brumwell
                                          ---------------------------
                                          Robin A. Brumwell

                                      NOTE

US $50,137.43                                                     April 15, 1998

      Subject to the terms and conditions of this Note (this "Note"), Barry C. Nuss ("Borrower"), for value received, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to the order of Metallurg, Inc., a Delaware corporation, or its successors or assigns ("MI"), in lawful money of the United States of America in immediately available funds, the principal sum of Fifty Thousand One Hundred Thirty Seven Dollars and forty three cents ($50,137.43) payable together with accrued interest thereon on April 14, 2001 (the "Maturity Date").

      1. Interest. From the date hereof through the Maturity Date and until the
Note is paid in full, this Note shall accrue interest on the unpaid principal amount of this Note at a rate equal to 5.7% per annum compounded annually. All interest shall be calculated on the basis of a three hundred sixty five or six (365/6) day year and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable and shall be payable in cash.

      2. Events of Default. This Note and all accrued and unpaid interest hereon shall become immediately due and payable if any one or more of the following events, hereinafter called "Events of Default," shall occur and be continuing:

      (a) there is a default in the payment of the principal of, or interest on, this Note when the same becomes due and payable, at maturity or otherwise;

      (b) Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its assets, (ii) make a general assignment for the benefit of creditors, (iv) file a voluntary petition in bankruptcy or
(v) be adjudicated a bankrupt or insolvent, or (y) an order for relief under any relevant bankruptcy code shall have been entered in respect of Borrower; or

      (c) without the application, approval or consent of Borrower, a case or proceeding shall be instituted, in any court of competent jurisdiction, seeking in respect of Borrower reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower or of all or a substantial part of the assets of Borrower, the issuance or levying of any writ, judgment, warrant of attachment, execution or similar process against all or a substantial part of the assets or business of Borrower; and, the same shall continue undismissed, or unstayed and in effect, for any period of sixty (60) consecutive days.

      If there shall occur and be continuing an Event of Default, MI may, by notice to Borrower, declare the principal under this Note and all interest thereon payable, whereupon all principal under this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of the Event of Default specified in subparagraph (b) or (c) above, the principal under this Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, MI may exercise any remedies provided by applicable law.

      3. Prepayment. Borrower may prepay, without premium or penalty, all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest to such date of prepayment on such amount so prepaid.

      4. Waiver. No failure or delay on the part of MI or any holder in exercising any right, power or privilege hereunder and no course of dealing between Borrower, MI or any holder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a holder would otherwise have.

      5. Amendment. This Note may not be amended except by an agreement in writing signed by Borrower and MI or the holder hereof.

      6. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

            If to MI, to:

                  Metallurg, Inc.
                  6 East 43rd Street
                  New York, New York 10017
                  U.S.A.
                  Attention: Barry C. Nuss

                  If to Borrower, to:

                  Barry C. Nuss
                  9 Norman Place
                  Tenafly, New Jersey 07670

      7. Submission to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City, and the undersigned hereby irrevocably agrees that any action may be heard and determined in such New York State court or in such federal court. Borrower hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provision set forth in Section 6. Borrower may also be served in any other manner permitted by law, in which event Borrower's time to respond shall be the time provided by law.

      8. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

      IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed as of the date first above written.


                                          /s/ Barry C. Nuss
                                          -----------------------------
                                          Barry C. Nuss

                                      NOTE

US $38,567.25                                                     April 15, 1998

      Subject to the terms and conditions of this Note (this "Note"), J. Richard Budd ("Borrower"), for value received, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to the order of Metallurg, Inc., a Delaware corporation, or its successors or assigns ("MI"), in lawful money of the United States of America in immediately available funds, the principal sum of Thirty Eight Thousand Five Hundred Sixty Seven Dollars and twenty five cents ($38,567.25) payable together with accrued interest thereon on April 14, 2001 (the "Maturity Date").

      1. Interest. From the date hereof through the Maturity Date and until the
Note is paid in full, this Note shall accrue interest on the unpaid principal amount of this Note at a rate equal to 5.7% per annum compounded annually. All interest shall be calculated on the basis of a three hundred sixty five or six (365/6) day year and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable and shall be payable in cash.

      2. Events of Default. This Note and all accrued and unpaid interest hereon shall become immediately due and payable if any one or more of the following events, hereinafter called "Events of Default," shall occur and be continuing:

      (a) there is a default in the payment of the principal of, or interest on, this Note when the same becomes due and payable, at maturity or otherwise;

      (b) Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its assets, (ii) make a general assignment for the benefit of creditors, (iv) file a voluntary petition in bankruptcy or
(v) be adjudicated a bankrupt or insolvent, or (y) an order for relief under any relevant bankruptcy code shall have been entered in respect of Borrower; or

      (c) without the application, approval or consent of Borrower, a case or proceeding shall be instituted, in any court of competent jurisdiction, seeking in respect of Borrower reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower or of all or a substantial part of the assets of Borrower, the issuance or levying of any writ, judgment, warrant of attachment, execution or similar process against all or a substantial part of the assets or business of Borrower; and, the same shall continue undismissed, or unstayed and in effect, for any period of sixty (60) consecutive days.

      If there shall occur and be continuing an Event of Default, MI may, by notice to Borrower, declare the principal under this Note and all interest thereon payable, whereupon all principal under this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of the Event of Default specified in subparagraph (b) or (c) above, the principal under this Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, MI may exercise any remedies provided by applicable law.

      3. Prepayment. Borrower may prepay, without premium or penalty, all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest to such date of prepayment on such amount so prepaid.

      4. Waiver. No failure or delay on the part of MI or any holder in exercising any right, power or privilege hereunder and no course of dealing between Borrower, MI or any holder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a holder would otherwise have.

      5. Amendment. This Note may not be amended except by an agreement in writing signed by Borrower and MI or the holder hereof.

      6. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

            If to MI, to:

                  Metallurg, Inc.
                  6 East 43rd Street
                  New York, New York 10017
                  U.S.A.
                  Attention: Barry C. Nuss

                  If to Borrower, to:

                  J. Richard Budd
                  58 Piping Rock Road
                  Locust Valley, NY 11560

      7. Submission to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City, and the undersigned hereby irrevocably agrees that any action may be heard and determined in such New York State court or in such federal court. Borrower hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provision set forth in Section 6. Borrower may also be served in any other manner permitted by law, in which event Borrower's time to respond shall be the time provided by law.

      8. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

      IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed as of the date first above written.


                                          /s/ J. Richard Budd
                                          -------------------------
                                          J. Richard Budd

                                      NOTE

US $42,423.98                                                     April 15, 1998

      Subject to the terms and conditions of this Note (this "Note"), Michael A. Banks ("Borrower"), for value received, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to the order of Metallurg, Inc., a Delaware corporation, or its successors or assigns ("MI"), in lawful money of the United States of America in immediately available funds, the principal sum of Forty Two Thousand Four Hundred Twenty Three Dollars and ninety eight cents ($42,423.98) payable together with accrued interest thereon on April 14, 2001 (the "Maturity Date").

      1. Interest. From the date hereof through the Maturity Date and until the
Note is paid in full, this Note shall accrue interest on the unpaid principal amount of this Note at a rate equal to 5.7% per annum compounded annually. All interest shall be calculated on the basis of a three hundred sixty five or six (365/6) day year and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable and shall be payable in cash.

      2. Events of Default. This Note and all accrued and unpaid interest hereon shall become immediately due and payable if any one or more of the following events, hereinafter called "Events of Default," shall occur and be continuing:

      (a) there is a default in the payment of the principal of, or interest on, this Note when the same becomes due and payable, at maturity or otherwise;

      (b) Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its assets, (ii) make a general assignment for the benefit of creditors, (iv) file a voluntary petition in bankruptcy or
(v) be adjudicated a bankrupt or insolvent, or (y) an order for relief under any relevant bankruptcy code shall have been entered in respect of Borrower; or

      (c) without the application, approval or consent of Borrower, a case or proceeding shall be instituted, in any court of competent jurisdiction, seeking in respect of Borrower reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower or of all or a substantial part of the assets of Borrower, the issuance or levying of any writ, judgment, warrant of attachment, execution or similar process against all or a substantial part of the assets or business of Borrower; and, the same shall continue undismissed, or unstayed and in effect, for any period of sixty (60) consecutive days.

      If there shall occur and be continuing an Event of Default, MI may, by notice to Borrower, declare the principal under this Note and all interest thereon payable, whereupon all principal under this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of the Event of Default specified in subparagraph (b) or (c) above, the principal under this Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, MI may exercise any remedies provided by applicable law.

      3. Prepayment. Borrower may prepay, without premium or penalty, all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest to such date of prepayment on such amount so prepaid.

      4. Waiver. No failure or delay on the part of MI or any holder in exercising any right, power or privilege hereunder and no course of dealing between Borrower, MI or any holder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a holder would otherwise have.

      5. Amendment. This Note may not be amended except by an agreement in writing signed by Borrower and MI or the holder hereof.

      6. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

            If to MI, to:

                  Metallurg, Inc.
                  6 East 43rd Street
                  New York, New York 10017
                  U.S.A.
                  Attention: Barry C. Nuss

                  If to Borrower, to:

                  Michael A. Banks
                  232 Byram Lake Road
                  Mount Kisco, NY 10549

      7. Submission to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City, and the undersigned hereby irrevocably agrees that any action may be heard and determined in such New York State court or in such federal court. Borrower hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provision set forth in Section 6. Borrower may also be served in any other manner permitted by law, in which event Borrower's time to respond shall be the time provided by law.

      8. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

      IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed as of the date first above written.


                                          /s/ Michael A. Banks
                                          ----------------------------
                                          Michael A. Banks

                                      NOTE

US $96,075.00                                                      July 13, 1998

      Subject to the terms and conditions of this Note (this "Note"), Robin A. Brumwell ("Borrower"), for value received, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to the order of Metallurg, Inc., a Delaware corporation, or its successors or assigns ("MI") in lawful money of the United States of America in immediately available funds, the principal sum of Ninety Six Thousand Seventy Five dollars ($96,075.00) payable together with accrued interest thereon on July 12, 2001 (the "Maturity Date").

      1. Interest. From the date hereof through the Maturity Date and until the
Note is paid in full, this Note shall accrue interest on the unpaid principal amount of this Note at a rate equal to 5.68% per annum compounded annually. All interest shall be calculated on the basis of a three hundred sixty five or six (365/6) day year and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable and shall be payable in cash.

      2. Events of Default. This Note and all accrued and unpaid interest hereon shall become immediately due and payable if any one or more of the following events, hereinafter called "Events of Default", shall occur and be continuing:

            (a) there is a default in the payment of the principal of, or interest on, this Note when the same becomes due and payable, at maturity or otherwise;

            (b) Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its assets, (ii) make a general assignment for the benefit of creditors, (iv) file a voluntary petition in bankruptcy or (v) be adjudicated a bankrupt or insolvent, or (y) an order for relief under any relevant bankruptcy code shall have been entered in respect of Borrower; or

            (c) without the application, approval or consent of Borrower, a case or proceeding shall be instituted, in any court of competent jurisdiction, seeking in respect of Borrower reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower or of all or a substantial part of the assets of Borrower, the issuance or levying of any writ, judgment, warrant of attachment, execution or similar process against all or a substantial part of the assets or business of Borrower; and, the same shall continue undismissed, or unstayed and in effect, for any period of sixty (60) consecutive days.

      If there shall occur and be continuing an Event of Default, MI may, by notice to Borrower, declare the principal under this Note and all interest thereon payable, whereupon all principal under this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of the Event of Default specified in subparagraph (b) or (c) above, the principal under this Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, MI may exercise any remedies provided by applicable law.

      3. Prepayment. Borrower may prepay, without premium or penalty, all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest to such date of prepayment on such amount so prepaid.

      4. Waiver. No failure or delay on the part of MI or any holder in exercising any right, power or privilege hereunder and no course of dealing between Borrower, MI or any holder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a holder would otherwise have.

      5. Amendment. This Note may not be amended except by an agreement in writing signed by Borrower and MI or the holder hereof.

      6. Notice. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

            If to MI, to:

            Metallurg, Inc.
            6 East 43rd Street
            New York, New York 10017
            U.S.A.
            Attention: Barry C. Nuss

            If to Borrower, to:

            Robin A. Brumwell
            19 Spriteview Avenue
            Westport, CT 06880

      7. Submission to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City, and the undersigned hereby irrevocably agrees that any action may be heard and determined in such New York State court or in such federal court. Borrower hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provision set forth in Section 6. Borrower may also be served in any other manner permitted by law, in which event Borrower's time to respond shall be the time provided by law.

      8. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

      IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed as of the date first above written.

                                      By: /s/ Robin A. Brumwell
                                          -----------------------------------
                                          Robin A. Brumwell

                                      NOTE

US $178,425.00                                                     July 13, 1998

      Subject to the terms and conditions of this Note (this "Note"), Barry C. Nuss ("Borrower"), for value received, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to the order of Metallurg, Inc., a Delaware corporation, or its successors or assigns ("MI") in lawful money of the United States of America in immediately available funds, the principal sum of One Hundred Seventy Eight Thousand Four Hundred Twenty Five dollars ($178,425.00) payable together with accrued interest thereon on July 12, 2001 (the "Maturity Date").

      1. Interest. From the date hereof through the Maturity Date and until the
Note is paid in full, this Note shall accrue interest on the unpaid principal amount of this Note at a rate equal to 5.68% per annum compounded annually. All interest shall be calculated on the basis of a three hundred sixty five or six (365/6) day year and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable and shall be payable in cash.

      2. Events of Default. This Note and all accrued and unpaid interest hereon shall become immediately due and payable if any one or more of the following events, hereinafter called "Events of Default", shall occur and be continuing:

            (a) there is a default in the payment of the principal of, or interest on, this Note when the same becomes due and payable, at maturity or otherwise;

            (b) Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its assets, (ii) make a general assignment for the benefit of creditors, (iv) file a voluntary petition in bankruptcy or (v) be adjudicated a bankrupt or insolvent, or (y) an order for relief under any relevant bankruptcy code shall have been entered in respect of Borrower; or

            (c) without the application, approval or consent of Borrower, a case or proceeding shall be instituted, in any court of competent jurisdiction, seeking in respect of Borrower reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower or of all or a substantial part of the assets of Borrower, the issuance or levying of any writ, judgment, warrant of attachment, execution or similar process against all or a substantial part of the assets or business of Borrower; and, the same shall continue undismissed, or unstayed and in effect, for any period of sixty (60) consecutive days.

      If there shall occur and be continuing an Event of Default, MI may, by notice to Borrower, declare the principal under this Note and all interest thereon payable, whereupon all principal under this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of the Event of Default specified in subparagraph (b) or (c) above, the principal under this Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, MI may exercise any remedies provided by applicable law.

      3. Prepayment. Borrower may prepay, without premium or penalty, all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest to such date of prepayment on such amount so prepaid.

      4. Waiver. No failure or delay on the part of MI or any holder in exercising any right, power or privilege hereunder and no course of dealing between Borrower, MI or any holder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a holder would otherwise have.

      5. Amendment. This Note may not be amended except by an agreement in writing signed by Borrower and MI or the holder hereof.

      6. Notice. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

            If to MI, to:

            Metallurg, Inc.
            6 East 43rd Street
            New York, New York 10017
            U.S.A.
            Attention: Barry C. Nuss

            If to Borrower, to:

            Barry C. Nuss
            9 Norman Place
            Tenafly, New Jersey  07670

      7. Submission to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City, and the undersigned hereby irrevocably agrees that any action may be heard and determined in such New York State court or in such federal court. Borrower hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provision set forth in Section 6. Borrower may also be served in any other manner permitted by law, in which event Borrower's time to respond shall be the time provided by law.

      8. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

      IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed as of the date first above written.


                                      By: /s/ Barry C. Nuss
                                          ---------------------------
                                          Barry C. Nuss

                                      NOTE

US $137,250.00                                                     July 13, 1998

      Subject to the terms and conditions of this Note (this "Note"), J. Richard Budd ("Borrower"), for value received, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to the order of Metallurg, Inc., a Delaware corporation, or its successors or assigns ("MI"), in lawful money of the United States of America in immediately available funds, the principal sum of One Hundred Thirty Seven Thousand Two Hundred Fifty dollars ($137,250.00) payable together with accrued interest thereon on July 12, 2001 (the "Maturity Date").

      1. Interest. From the date hereof through the Maturity Date and until the
Note is paid in full, this Note shall accrue interest on the unpaid principal amount of this Note at a rate equal to 5.68% per annum compounded annually. All interest shall be calculated on the basis of a three hundred sixty five or six (365/6) day year and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable and shall be payable in cash.

      2. Events of Default. This Note and all accrued and unpaid interest hereon shall become immediately due and payable if any one or more of the following events, hereinafter called "Events of Default", shall occur and be continuing:

            (a) there is a default in the payment of the principal of, or interest on, this Note when the same becomes due and payable, at maturity or otherwise;

            (b) Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its assets, (ii) make a general assignment for the benefit of creditors, (iv) file a voluntary petition in bankruptcy or (v) be adjudicated a bankrupt or insolvent, or (y) an order for relief under any relevant bankruptcy code shall have been entered in respect of Borrower; or

            (c) without the application, approval or consent of Borrower, a case or proceeding shall be instituted, in any court of competent jurisdiction, seeking in respect of Borrower reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower or of all or a substantial part of the assets of Borrower, the issuance or levying of any writ, judgment, warrant of attachment, execution or similar process against all or a substantial part of the assets or business of Borrower; and, the same shall continue undismissed, or unstayed and in effect, for any period of sixty (60) consecutive days.

      If there shall occur and be continuing an Event of Default, MI may, by notice to Borrower, declare the principal under this Note and all interest thereon payable, whereupon all principal under this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of the Event of Default specified in subparagraph (b) or (c) above, the principal under this Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, MI may exercise any remedies provided by applicable law.

      3. Prepayment. Borrower may prepay, without premium or penalty, all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest to such date of prepayment on such amount so prepaid.

      4. Waiver. No failure or delay on the part of MI or any holder in exercising any right, power or privilege hereunder and no course of dealing between Borrower, MI or any holder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a holder would otherwise have.

      5. Amendment. This Note may not be amended except by an agreement in writing signed by Borrower and MI or the holder hereof.

      6. Notice. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

            If to MI, to:

            Metallurg, Inc.
            6 East 43rd Street
            New York, New York 10017
            U.S.A.
            Attention: Barry C. Nuss

            If to Borrower, to:

            J. Richard Budd
            58 Piping Rock Road
            Locust Valley, NY  11560

      7. Submission to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City, and the undersigned hereby irrevocably agrees that any action may be heard and determined in such New York State court or in such federal court. Borrower hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provision set forth in Section 6. Borrower may also be served in any other manner permitted by law, in which event Borrower's time to respond shall be the time provided by law.

      8. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

      IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed as of the date first above written.

                                    By: /s/ J. Richard Budd
                                        ---------------------------
                                        J. Richard Budd

                                      NOTE

US $150,975.00                                                     July 13, 1998

      Subject to the terms and conditions of this Note (this "Note"), Michael A. Banks ("Borrower"), for value received, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to the order of Metallurg, Inc., a Delaware corporation, or its successors or assigns ("MI") in lawful money of the United States of America in immediately available funds, the principal sum of One Hundred Fifty Thousand Nine Hundred Seventy Five dollars ($150,975.00) payable together with accrued interest thereon on July 12, 2001 (the "Maturity Date").

      1. Interest. From the date hereof through the Maturity Date and until the
Note is paid in full, this Note shall accrue interest on the unpaid principal amount of this Note at a rate equal to 5.68% per annum compounded annually. All interest shall be calculated on the basis of a three hundred sixty five or six (365/6) day year and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable and shall be payable in cash.

      2. Events of Default. This Note and all accrued and unpaid interest hereon shall become immediately due and payable if any one or more of the following events, hereinafter called "Events of Default", shall occur and be continuing:

            (a) there is a default in the payment of the principal of, or interest on, this Note when the same becomes due and payable, at maturity or otherwise;

            (b) Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its assets, (ii) make a general assignment for the benefit of creditors, (iv) file a voluntary petition in bankruptcy or (v) be adjudicated a bankrupt or insolvent, or (y) an order for relief under any relevant bankruptcy code shall have been entered in respect of Borrower; or

            (c) without the application, approval or consent of Borrower, a case or proceeding shall be instituted, in any court of competent jurisdiction, seeking in respect of Borrower reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower or of all or a substantial part of the assets of Borrower, the issuance or levying of any writ, judgment, warrant of attachment, execution or similar process against all or a substantial part of the assets or business of Borrower; and, the same shall continue undismissed, or unstayed and in effect, for any period of sixty (60) consecutive days.

      If there shall occur and be continuing an Event of Default, MI may, by notice to Borrower, declare the principal under this Note and all interest thereon payable, whereupon all principal under this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of the Event of Default specified in subparagraph (b) or (c) above, the principal under this Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, MI may exercise any remedies provided by applicable law.

      3. Prepayment. Borrower may prepay, without premium or penalty, all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest to such date of prepayment on such amount so prepaid.

      4. Waiver. No failure or delay on the part of MI or any holder in exercising any right, power or privilege hereunder and no course of dealing between Borrower, MI or any holder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a holder would otherwise have.

      5. Amendment. This Note may not be amended except by an agreement in writing signed by Borrower and MI or the holder hereof.

      6. Notice. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

            If to MI, to:

            Metallurg, Inc.
            6 East 43rd Street
            New York, New York 10017
            U.S.A.
            Attention: Barry C. Nuss

            If to Borrower, to:

            Michael A. Banks
            232 Bryam Lake Road
            Mount Kisco, NY  10549

      7. Submission to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City, and the undersigned hereby irrevocably agrees that any action may be heard and determined in such New York State court or in such federal court. Borrower hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provision set forth in Section 6. Borrower may also be served in any other manner permitted by law, in which event Borrower's time to respond shall be the time provided by law.

      8. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

      IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed as of the date first above written.

                                      By: /s/ Michael A. Banks
                                          --------------------------------
                                          Michael A. Banks

                                      NOTE

US $320,250.00                                                    April 15, 1997

      Subject to the terms and conditions of this Note (this "Note"), Michael A. Standen ("Borrower"), for value received, the receipt and sufficiency of which is hereby acknowledged, hereby promises to pay to the order of Metallurg, Inc., a Delaware corporation, or its successors or assigns ("MI"), in lawful money of the United States of America in immediately available funds, the principal sum of Three Hundred Twenty Thousand Two Hundred Fifty Dollars ($320,250.00) payable with accrued interest thereon on the business day prior to the third anniversary of the date hereof (the "Maturity Date").

      1. Interest. From the date hereof through the Maturity Date and until the
Note is paid in full, this Note shall accrue interest on the unpaid principal amount of this Note at a rate equal to 5.91% per annum compounded annually. All interest shall be calculated on the basis of a three hundred sixty five or six (365/6) day year and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable and shall be payable in cash.

      2. Events of Default. This Note and all accrued and unpaid interest hereon shall become immediately due and payable if any one or more of the following events, hereinafter called "Events of Default," shall occur and be continuing:

      (a) there is a default in the payment of the principal of, or interest on, this Note when the same becomes due and payable, at maturity or otherwise;

      (b) Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its assets, (ii) make a general assignment for the benefit of creditors, (iv) file a voluntary petition in bankruptcy or
(v) be adjudicated a bankrupt or insolvent, or (y) an order for relief under any relevant bankruptcy code shall have been entered in respect of Borrower; or

      (c) without the application, approval or consent of Borrower, a case or proceeding shall be instituted, in any court of competent jurisdiction, seeking in respect of Borrower reorganization, dissolution, winding up or liquidation, a composition or arrangement with creditors, the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower or of all or a substantial part of the assets of Borrower, the issuance or levying of any writ, judgment, warrant of attachment, execution or similar process against all or a substantial part of the assets or business of Borrower; and, the same shall continue undismissed, or unstayed and in effect, for any period of sixty (60) consecutive days.

      If there shall occur and be continuing an Event of Default, MI may, by notice to Borrower, declare the principal under this Note and all interest thereon payable, whereupon all principal under this Note and all such interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of the Event of Default specified in subparagraph (b) or (c) above, the principal under this Note and all such interest shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. In addition to the remedies set forth above, MI may exercise any remedies provided by applicable law.

      3. Prepayment. Borrower may prepay, without premium or penalty, all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest to such date of prepayment on such amount so prepaid.

      4. Waiver. No failure or delay on the part of MI or any holder in exercising any right, power or privilege hereunder and no course of dealing between Borrower, MI or any holder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which a holder would otherwise have.

      5. Amendment. This Note may not be amended except by an agreement in writing signed by Borrower and MI or the holder hereof.

      6. Notice. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

      If to MI, to:

            Metallurg, Inc.
            6 East 43rd Street
            New York, New York 10017
            U.S.A.
            Attention: Barry C. Nuss

            If to Borrower, to:

            Michael A. Standen
            81 Oakland Beach Avenue
            Rye, New York 10580-2613

      7. Submission to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City, and the undersigned hereby irrevocably agrees that any action may be heard and determined in such New York State court or in such federal court. Borrower hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any action in any jurisdiction may be served by mailing in accordance with the provision set forth in Section 6. Borrower may also be served in any other manner permitted by law, in which event Borrower's time to respond shall be the time provided by law.

      8. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in such State and without giving effect to the conflict of laws principles thereof.

      IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed as of the date first above written.


                                       By: /s/ Michael A. Standen
                                           ----------------------------
                                           Michael A. Standen


                                       3